Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

	Class K	Institutional Class
The Asia Ex Japan Fund	BASKX	BSASX
The EAFE Fund	BGEKX	BGESX
The EAFE Choice Fund	BKGCX	BGCSX
The EAFE Pure Fund	BGPKX	BSGPX
The Emerging Markets Fund	BGKEX	BGEGX
The Global Alpha Equity Fund	BGAKX	BGASX
The Global Select Equity Fund	BGSKX	BGSSX
The International Concentrated Growth Fund	BTLKX	BTLSX
The International Equity Fund	BGIKX	BINSX
The Long Term Global Growth Equity Fund	BGLKX	BSGLX
The Positive Change Equity Fund	BPEKX	BPESX
The U.S. Equity Growth Fund	BGGKX	BGGSX

Supplement dated May 4, 2018 to the prospectus dated April 30, 2018 (the “Prospectus”)

Effective immediately, the section Shares—How to Sell Shares—Short-Term Trading on Page 92 of the Prospectus is restated in relevant part as follows:

As a means to protect each Fund and its shareholders from Frequent Trading in Class K and Institutional Class shares:

• The Funds’ transfer agent compiles, monitors and reports account-level information on underlying shareholder activity on a risk-based approach designed to identify trading that could adversely impact the Funds;

• The Funds have obtained information from each Financial Intermediary holding shares in an omnibus account with the Funds regarding whether the Financial Intermediary has adopted and maintains procedures that are reasonably designed to protect the Funds against harmful short-term trading;

• With respect to Funds that invest in securities that trade on foreign markets, pursuant to the Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service; and

• The Board may from time to time consider whether it is necessary or appropriate for a Fund to impose a redemption fee not exceeding 2% that, in the Board’s judgment, is necessary or appropriate to recoup the costs and limit any dilution resulting from frequent redemptions. Any such redemption fee would be imposed only to manage the impact of ongoing frequent trading or other abusive trading practices and would not be imposed retrospectively on historic trades.